Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions

9. Related Party Transactions

During the period January 1, 2010 to May 5, 2010, GPOC paid fees totaling $66,664 to one of its members for consulting services provided to GPOC.

At January 1, 2010 GPOC had $7,224,135 in short-term advances payable to its members. During 2010 these advances, plus an additional $500,000 advanced to GPOC from its members during 2010, were converted to various classes of members' equity of GPOC.

During 2010, GP paid a fee of $25,000 per month, beginning in August 2010, to one of its members for management services provided to GP. A total of $125,000 was paid to the member during the period May 6, 2010 to December 31, 2010. At December 31, 2010, there were no unpaid management fees owed to the member. During the year ended December 31, 2011, GP paid a fee of $50,000 per month to one of its members for management services provided to GP. A total of $600,000 was charged to expense for the year ended December 31, 2011, of which $87,500 was paid and $512,500 is recorded as accrued management fees in the balance sheets at December 31, 2011. In connection with the Asset Contribution Agreement, management fees accrued through the transaction date totaling $612,500 were converted into a promissory note payable to the GP member. The notes bear PIK interest annually at 5% and are due and payable on the earlier of (i) the consummation of a debt or equity financing with gross proceeds to the Company of at least $10,000,000 or (ii) the date subsequent to March 31, 2013 that the Company achieves EBITDA equal to or greater than $2,500,000.  The note is subordinate to certain other debt obligations of the Company. The note is subordinate to certain other debt obligations of the Company.